UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	COFS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ChoiceOne Financial Services, Inc. (the “Company”) held a special meeting of shareholders on Wednesday, September 18, 2019 in Sparta, Michigan (the “special meeting”) related to the Company’s proposed merger with County Bank Corp. (“County”). The matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Merger Agreement Proposal

The Company’s shareholders approved the Agreement and Plan of Merger, dated as of March 22, 2019, by and between the Company and County, as it may be amended from time to time (the “merger agreement”), under which County will merge with and into the Company, by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
2,851,683	18,297	21,835	267,466

Articles Amendment to Increase the Number of Authorized Shares of Common Stock Proposal

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 7,000,000 to 12,000,000 by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
3,097,316	33,793	28,172	0

Articles Amendment to Remove Certain Provision Related to the Board of Directors

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to remove certain provisions related to the number of directors and vacancies on the board of directors by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
2,626,051	230,456	35,308	267,466

Merger-Related Compensation Proposal

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the merger by the following votes: by the following votes: by the following votes: by the following votes:

Votes Cast

For	Against	Abstain	Broker Non-Votes
2,287,868	559,446	44,501	267,466

Item 8.01	Other Events.

On September 18, 2019, the Company issued the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit

99.1	Press release dated September 18, 2019.

***

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 18, 2019	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas Lampen
Thomas Lampen Its Treasurer